UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

ENOVIS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ENOVIS CORPORATION 2024 Annual Meeting Vote by May 19, 2024 11:59 PM ET ENOVIS CORPORATION 2711 CENTERVILLE ROAD SUITE 400 WILMINGTON, DE 19808 V39484-P08478-Z87179 You invested in ENOVIS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2024. Get informed before you vote View the Notice of 2024 Annual Meeting and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2024. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 20, 2024 1:00 p.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/ENOV2024 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Matthew L. Trerotola	For
1b.	Barbara W. Bodem	For
1c.	Liam J. Kelly	For
1d.	Angela S. Lalor	For
1e.	Philip A. Okala	For
1f.	Christine Ortiz	For
1g.	A. Clayton Perfall	For
1h.	Brady Shirley	For
1i.	Rajiv Vinnakota	For
1j.	Sharon Wienbar	For
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	To approve on an advisory basis the compensation of our named executive officers.	For
4.	To approve an amendment to the Enovis Corporation 2020 Omnibus Incentive Plan.	For
5.	To approve an amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding the exculpation of officers.	For

NOTE: I authorize the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

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